SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

EMERGING MARKETS DEBT PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Emerging Markets Debt Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information.

Effective as of the date of this supplement, in the Principal Investment Strategies subsection, the first bullet in the third paragraph is replaced with the following:

•	Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

Also effective as of the date of this supplement, the following is added as the sixth paragraph:

The Fund may enter into repurchase and reverse repurchase agreement transactions not to exceed 25% of its assets.

In addition, in the table in the Management subsection, references and disclosure relating to Dr. Jerome Booth are deleted.